SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CONCORD VENTURES, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      None
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                             Concord Ventures, Inc.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of Concord Ventures, Inc.:

         An annual Meeting of Shareholders of Concord Ventures, Inc. (the "Company") will be held at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002 at 10:00 a.m., Mountain Time on ____________, 2008 for the purposes of:

         1. To elect three persons to the Board of Directors for the ensuing year;

         2. To consider and act upon a proposal to authorize the Company to re-incorporate in the State of Delaware;

         3. To authorize a reverse split of the common stock issued and outstand -ing on an up to one new share for ten old shares basis;

         4. To authorize a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors (requires an amendment to the Articles of Incorporation); and

         5. To ratify the appointment of our auditors, Larry O'Donnell, CPA, PC. (Requires an amendment to the Articles of Incorporation.)

         All shareholders are invited to attend the meeting. Shareholders of record at the close of business on ___________, 2008, the record date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Law Offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

         The Company's Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Notice of Annual Meeting and Proxy Statement.

         All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

         Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

                                      By Order of the Board of Directors



                                      David J. Cutler
                                      President and Chief Executive Officer
March _____, 2008

                             Concord Ventures, Inc.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

        PROXIES ARE BEING SOLICITED BY THE COMPANY, AND YOU ARE REQUESTED
                      TO SUBMIT YOUR PROXY TO THE COMPANY.

Solicitation and Revocability of Proxy

         This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Concord Ventures, Inc., a Colorado corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at _____________________________________ on _____________________ at
___:00 a.m., Mountain Daylight Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

         A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

         The mailing address of the Company's principal executive office is 2460
W. 26th Ave., Suite 380-C, Denver, CO 80211, and its telephone number at this office is (303) 380-8280.

Shares Outstanding, Voting Rights and Proxies

         Holders of shares of the Company's common stock, no par value per share (the "Common Stock") of record at the close of business on ______________ (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding _______________ shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote.

         The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

         The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

         The person named as proxy is David J. Cutler. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's nominees for director and FOR the approval of Proposals 2, 3, 4, and 5 and in accordance with the Proxy holder's best judgment as to any other matters raised at the Annual Meeting.

Dissenter's Rights

         Under Colorado law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

         The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is ___________________.


                    INFORMATION RELATING TO VARIOUS PROPOSALS

Proposal #1: ELECTION OF DIRECTORS

Information Concerning Directors

         At the time of the Annual Meeting, the Board will consist of three incumbent members (all three of which are seeking to be reelected at the Annual Meeting), in each case to hold office until the next annual or Annual Meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than three (3) and no more than seven (7) directors. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

         David J. Cutler, Wesley F. Whiting, and Redgie Green, who are an incumbent directors, have been nominated by the Board for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

         The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

         The following table contains certain information with respect to the persons who are currently, or nominated to be, directors and executive officers of the Company.

  NAME                      AGE                   POSITION

  David J. Cutler           51           President, Chief Executive Officer,
                                         Chief Financial Officer and Director

  Wesley F. Whiting         74           Secretary and Director

  Redgie Green              55           Director

DAVID J. CUTLER, age 51, President, Chief Executive Officer, Chief Financial Office, and Director

         Mr. Cutler became a director and officer in March 2006. Mr. Cutler has more than 25 years of experience in international finance, accounting and business administration. He held senior positions with multi-national companies such as Reuters Group Plc and the Schlumberger

Ltd. and has served as a director for two British previously publicly quoted companies -- Charterhall Plc and Reliant Group Plc. From March 1993 until 1999, Mr. Cutler was a self-employed consultant providing accounting and financial advice to small and medium-sized companies in the United Kingdom and the United States. Mr. Cutler was Chief Financial Officer and subsequently Chief Executive Officer of Multi-Link Telecommunications, Inc., a publicly quoted voice messaging business, from 1999 to 2005. Since April 2005, Mr. Cutler has been Chief Executive Officer, Chief Financial Officer and a director of Aspeon, Inc., a publicly listed shell company and Atomic Paintball, Inc., a development stage owner and operator of paintball parks. Mr. Cutler has a masters degree from St. Catherine College in Cambridge, England and qualified as a British Chartered Accountant and as Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. Since arriving in the United States Mr. Cutler has qualified as a Certified Public Accountant, a Fellow of the AICPA Institute of Corporate Tax Management, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.

WESLEY WHITING, Director, age 74

         Mr. Whiting became our Secretary and director in March 2006. Mr. Whiting was President, Director, and Secretary of Berge Exploration, Inc. (1978-88) and President, Vice President, and director of NELX, Inc. (1994-1998), and was Vice President and director of Intermountain Methane Corporation (1988-1991), and President of Westwind Production, Inc. (1997-1998). He was a director of Kimbell deCar Corporation from 1998, until 2000, and he has been President and a director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business Exchange Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000-2002). He was director and Vice President of Utilitec, Inc, 1999 to 2002 and has been Vice President and director of Agro Science, Inc. since 2001. He was President and director of Premium Enterprises, Inc. from October 2002 to December 31, 2002. He is Vice President and director of Evergreen Associates, Inc. and Resource Science, Inc. He was appointed Director and Secretary of BSA SatelLINK, Inc. in 2002. He was President and Director of Fayber Group, Inc. from 2003 to 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003. He has been appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006. He is a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.) (2006).

REDGIE GREEN, age 55, Director

         Mr. Green has served as a director of the Company, since March 2006. Mr. Green has been Secretary and Director of Dynadapt System, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high-tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000. He was a director for Houston Operating Company in late

2004 until December 2004. He recently served as a director for Mountains West Exploration, Inc. in 2005. He is a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.) (2006) and was appointed as an officer and director of Captech Financial, Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

         Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

                       EXECUTIVE AND DIRECTOR COMPENSATION

         The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2007 and 2006 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $60,000 and to all directors and officers as a group.


                           Fiscal            Annual Compensation                Awards
Name & Principal           Year             Salary            Bonus             Other Annual      Restricted       Securities
Position                   Ended            ($)               ($)               Compensation      Stock            Underlying
                           Dec. 31                                              ($)               Award(s)         Options/
                                                                                                  ($)              SARS (#)
David J. Cutler            2007             $60,000(1)        0                 0                0                 0
President/ CEO             2006             $50,000           0                 0                0                 0
& Director

Wesley F. Whiting          2007             $0                0                 0                0                 0
Director                   2006             $0                0                $222.50(2)        0                 0


Redgie Green               2007             $0                0                 0                0                 0
Director                   2006             $0                0                $222.50           0                 0

All Officers &             2007             $60,000           0                 $222.50          0                 0
Directors as a group (2)   2006             $50,000           0                 $222.50          0                 0

(1)  $10,000  of Mr.  Cutler's  remuneration  was paid to  Burlingham  Corporate
Finance,

         ("Burlingham") in the form of consulting fees. Mr. Cutler is the princi -pal shareholder of Burlingham.

(2) In November 2006, we issued 25,000 shares of our common stock to each of our two non-executive directors as remuneration for their services to us (50,000 share of common stock in total). The shares were deemed to have a value of $445.

(3) In the period from his appointment in March 2006 through September 2006, Mr. Cutler, an officer and a director of the Company, incurred more than $50,000 on our behalf in bringing our affairs up to date, principally on settling certain of our outstanding liabilities, legal and accounting fees and directors' remuneration. In September 2006, Mr. Cutler agreed to convert $50,000 of this loan to us into equity on a basis to be determined by an independent third party valuation. In September 2006, our independent directors authorized an initial issue of 510,000 shares of our common stock, representing 50.3% of our total issued and outstanding shares of our common stock, to Mr. Cutler, pending the completion of the independent third party valuation. In November 2006, the independent third part valuation of our shares of common stock was completed and on the basis of this third party valuation our independent directors authorized the issue of an additional 897,644 shares of our common stock to Mr. Cutler as the balance of the equity to which he was entitled on the conversion of his $50,000 loan to us into equity. Following this second issue of equity, Mr. Cutler owned a total of 1,407,644 shares of our common stock representing 70% of our total issued and outstanding shares of our common stock.

         December 3, 2007 we issued 87,055 shares of our restricted common stock to David J. Cutler, one of our directors, in full and final settlement of the $87,055 loan Mr. Cutler had outstanding with us, including accrued interest of $5,634, in respect of services and funding he has provided to the us in the period October 2006 through November 2007. The share issue was authorized by the independent members of our Board of Directors.

         There can be no assurance that Mr. Cutler will continue to incur expenses on our behalf.

         Other than the remuneration discussed above, the Company has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, Directors, or employees.


                          OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END


                             Option Awards                                                          Stock Awards
                                                                                                                      Equity
                                         Equity                                                        Equity         incentive
                                         incentive plan                                                incentive      plan awards:
                                         awards:                                           Market      plan awards:   Market or
                                         Number of                              Number of  value of    Number of      payout value
           Number of     Number of       securities                             shares of  shares of   unearned       of unearned
           securities    securities      underlying                             units of   units of    shares, units  shares, units
           underlying    underlying      unexercised      Option                stock that stock that  or other       or other
           unexercised   unexercised     unearned         exercise  Option      have not   have not    rights that    rights that
           options (#)   options (#)     options          price     expiration  vested     vested      have not       have not
Name       exercisable   unexercisable   (#)              ($)       date        (#)        ($)         vested (#)     vested ($)
---------- ------------  --------------  ---------------  --------- ----------  ---------- ----------  -------------  --------------

David J.
Cutler     0             0               0                0         0           0          0           0              0

Wesley F.
Whiting    0             0               0                0         0           0          0           0              0

Redgie
Green      0             0               0                0         0           0          0           0              0

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our records reflect that all reports which were required to be filed pursuant to Section 16 (A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") were filed on a timely basis. We are not aware of any failure to comply with Section 16(A) by any of the Company's officers, directors, and 10% shareholders.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table set forth certain information regarding the beneficial ownership of the Company's Common Stock as of ________________, 2008, by (i) each director, (ii) the current Chief Executive Officer, (iii) the Chief Financial Officer, (iv) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (v) all executive officers and directors as a group. As of ____________, 2008, there was a total of ______________ shares of Common Stock outstanding.

Title                Name of                   Amount and          Percent
of                   Beneficial                Nature of           of
Class                Owner                     Beneficial          Equity
                                               Ownership

Common Stock         David J. Cutler(1),
                     President, CEO, CFO &
                     Director                  1,494,969           66.2%

Title                Name of                   Amount and          Percent
of                   Beneficial                Nature of           of
Class                Owner                     Beneficial          Equity
                                               Ownership

Common Stock         Wesley F. Whiting(1),     25,000              1.2%
                     Secretary & Director

Common Stock         Redgie Green (1),         25,000              1.2%
                     Director

Officers and Directors as a Group              1,544,688           68.4%

(1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

The address of each of the following persons is c/o Concord Ventures, Inc., 2460
W. 26th Ave., Suite 380-C, Denver, CO 80211.

                              PROPOSALS FOR VOTING

Vote Required

         The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Annual Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE DIRECTOR NOMINEES.

Proposal 2: APPROVAL OF REINCORPORATION IN DELAWARE

         The Board has recommended, and at the Annual Meeting the shareholders will be asked to authorize the change of the Company's state of incorporation from Colorado to Delaware. The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The purposes and effects of the proposed change are summarized below.

         In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. Prior to the merger, the Delaware subsidiary will not have engaged in any activities except in connection with the proposed transaction. The mailing address of the Delaware subsidiary's principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendations of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into the Delaware subsidiary. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of the successor Delaware corporation under which the Company's business would be conducted after the merger are set forth as Annex B, Annex C, and Annex D, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Annexes. The provisions of the Certificate of Incorporation will be substantially identical to those of the Company's current Articles of Incorporation, as amended, except that the Certificate of Incorporation will (i) be governed by Delaware law, and (ii) include additional provisions regarding the indemnification of directors, officers and other agents. In addition, the form of Certificate of Incorporation annexed hereto will be adjusted to give effect to the outcome of the proposals set forth in this Proxy Statement.

         The reincorporation of the Company in Delaware through the above-described merger (hereinafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock.

         In the following discussion of the proposed Reincorporation, the term "CONCORD-COL" refers to the Company as currently organized as a Colorado corporation; the term "CONCORD-DEL" refers to the new wholly-owned Delaware subsidiary of CONCORD-COL that will be the surviving corporation after the completion of the transaction; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

         The Delaware Company will be the surviving corporation in the Merger, which will result in a change in the law applicable to our corporate affairs from the Colorado Business Corporation Law to the Delaware General Corporation Law including certain differences in shareholders' rights. Immediately following the Merger, the name of the Delaware Company will be changed to a name to be determined by the Board.

         Upon the effectiveness of the Merger and any other amendments to the Articles proposed herein, the Delaware Company will have 100,000,000 authorized shares of common stock, par value $0.001 per share and 25,000,000 authorized shares of preferred stock, par value $0.001 per share. The Merger and the Colorado Company's reincorporation in Delaware will not result in any change in the Colorado Company's business, management, assets or liabilities.

         It is anticipated that the Merger will become effective as soon as practicable after the Annual Meeting. The Merger will become effective on the date Articles of Merger are filed with the State of Delaware and a Statement of Merger is filed with Colorado.

         Upon shareholder approval of the Reincorporation, and upon acceptance for filing of appropriate certificates of merger by the Secretary of State of Delaware and the Secretary of State of Colorado, CONCORD-COL will be merged with and into CONCORD-DEL pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws set forth in Annex C and Annex D, respectively. Upon the effective time of the Reincorporation, each outstanding share of common stock of CONCORD-COL automatically will be converted into one share of stock of CONCORD-DEL.

NOTE: IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF CONCORD-DEL. OUTSTANDING STOCK CERTIFICATES OF CONCORD-COL SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

Principal Reasons for Changing the Company's State of Incorporation

         The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs.

         Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs. In addition, many investors and securities professionals are more familiar and comfortable with Delaware corporations than corporations governed by the laws of other jurisdictions, even where the laws are similar.

         Attractiveness of Delaware Law to Directors and Officers. We believe that organizing our company under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our stockholders from possible abuses by directors and officers. In addition, under Delaware law, directors' personal liability cannot be eliminated for:

o any breach of the director's duty of loyalty to the corporation or its stockholders,

o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

o unlawful payment of dividends or unlawful repurchases or redemptions of stock, or

o any transactions from which the director derived an improper personal benefit.

Material U.S. Federal Income Tax Consequences of the Merger

         The following discussion summarizes the material United States federal income tax consequences of the Merger to you. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. This discussion does not address all aspects of taxation that may be relevant to you in light of your personal investment or tax circumstances or to persons that are subject to special treatment under the federal income tax laws. In particular, this discussion deals only with shareholders that hold Company common stock as capital assets within the meaning of the Code. In addition, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding Company stock as part of a hedging or conversion transaction or as part of a "straddle," U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign partnerships, foreign estates or trusts and persons who are not citizens or residents of the United States. This discussion may not be applicable to holders who acquired Company stock pursuant to the exercise of options or warrants or otherwise as compensation. Furthermore, this discussion does not address any state, local or foreign tax considerations.

         You should consult your own tax advisors about the application of the United States federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

         The material federal income tax consequences of the Merger will be as follows:

         No gain or loss will be recognized by the Colorado Company or the Delaware Company as a result of the Merger;

         o No gain or loss will be recognized by you upon your receipt of the Delaware Company's common stock solely in exchange for your Colorado Company common stock;

         o The aggregate tax basis of the shares of the Delaware Company's common stock that you receive in exchange for your Colorado Company common stock in the Merger will be the same as the aggregate tax basis of your Colorado Company common stock exchanged; and

         o The holding period for shares of the Delaware Company's common stock that you receive in the Merger will include the holding period of your Colorado Company common stock exchanged.

         You may be required to attach a statement to your tax returns for the taxable year in which the Merger is completed that contains information such as your tax basis in the Colorado Company common stock surrendered and a description of the Delaware Company common stock received in the Merger.

         Any discussion contained in this Proxy Statement as to federal, state, or local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written in connection with the matters addressed herein. You should seek advice based on your particular circumstances from an independent tax advisor.

COMPARISON OF THE RIGHTS OF HOLDERS OF CONCORD-COL COMMON STOCK
AND CONCORD-DEL COMMON STOCK

         CONCORD-COL  is  a  Colorado  corporation  and  the  Colorado  Business
Corporation Act and the Articles of Incorporation and Bylaws of CONCORD-COL govern the rights of its shareholders. CONCORD-DEL is a Delaware corporation and the rights of it shareholders are governed by the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of CONCORD-DEL.

  Significant Differences Between the Corporation Laws of Colorado and Delaware

         The corporation laws of Colorado and Delaware differ in many respects. Although all the difference are not described in this Proxy Statement, contain provisions, which could materially impact the rights of shareholders of CONCORD-COL as compared to the rights of stockholders in CONCORD-DEL, are discussed below.

AUTHORIZED SHARES

Colorado
--------

         Prior to the filing of a certificate of amendment upon the adoption of Proposals 3, 4, and 5, the authorized capital stock of the Colorado Company consists of 100 million shares of common stock, no par value per share and 1 million shares of preferred stock, no par value per share. A total of _____________ shares of common stock have been issued, and no shares of Series A Preferred stock have been issued.

Delaware
--------

         Upon redomicile, the authorized capital stock of the Delaware Company will consist of 125 million shares, consisting of 100 million shares of common stock, par value $0.001 per share, and 25 million shares of preferred stock, par value $0.001 per share.

VOTING REQUIREMENTS

Colorado
--------

         Holders of common stock and the Series A preferred stock as outstanding are entitled to one vote per share and vote together as a single class on all matters to be voted upon by shareholders, and the preferred shareholders are entitled to vote as a class on certain matters.

         Under the CBCL, shareholders have the right to cumulate their votes in the election of directors under specified procedures unless the articles of incorporation or bylaws of specified categories of corporations provide otherwise. The right of shareholders to cumulate votes has been eliminated in the Colorado Company's restated articles of incorporation.

Delaware
--------

         Holders of common stock are entitled to one vote per share and will vote together as a single class on all matters to be voted upon by stockholders. Designations of Rights, Privileges, and Preferences under Delaware law may specify different voting.

         Under the DGCL, stockholders of any class do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation or Designation of Rights and Privileges. The Delaware Company's certificate of incorporation does not provide for cumulative voting.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

Colorado
--------

         The Colorado Company's amended and restated bylaws provide that the vote of a plurality of the shares entitled to vote for directors is required in order to elect a director.

Delaware
--------

         The Delaware Company's bylaws provide that a vote of a plurality of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

REMOVAL OF DIRECTORS

         Directors may generally be removed with or without cause under the laws of both Colorado and Delaware, with the approval of a majority of the outstanding shares entitled to vote in an election of directors. However, no director may be removed if the number of votes cast against such removal would be sufficient to elect the director.

Colorado
--------

         A director of a corporation that does not have a staggered board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Colorado corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. The Articles of Incorporation of CONCORD-COL do not provide for a classified board of directors or for cumulative voting.

Delaware
--------

         A director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of CONCORD-DEL does not provide for a classified board of directors or for cumulative voting.

CLASSIFIED BOARD OF DIRECTORS

         A classified or staggered (the term used in the CBCA) board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.

Colorado
--------

         The CONCORD-COL Articles of Incorporation and Bylaws do not provide for a staggered board. Colorado law permits, but does not require, a staggered board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election year.

Delaware
--------

          Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors
standing  for  election  each  year.   The   CONCORD-DEL   Certificate  of  each
Incorporation and Bylaws do not provide for a classified board and CONCORD-DEL presently does not intend to propose establishment of a classified board.

INDEMINFICATION AND LIMITATION OF LIABILITY OF DIRECTORS, OFFICERS AND OTHER AGENTS

         Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

NUMBER OF DIRECTORS

Colorado
--------

         Under the CBCL, the number of directors must be specified in a corporation's bylaws. The Colorado Company's bylaws provide that the Board of Directors is to have between 1 and 7 members. The CBCL, like the DGCL, provides that shareholders may amend a corporation's bylaws without the approval of the board of directors. Therefore, under the CBCL, shareholders of the Colorado Company have the ability to determine the size of the Board of Directors.

Delaware
--------

         The DGCL permits but does not require a corporation's certificate of incorporation to specify the number of directors. Under the Delaware Company's certificate of incorporation, the board of directors of the Delaware Company is to have the number of members as specified in the Bylaws.

REMOVAL OF DIRECTORS

Colorado
--------

         Consistent with the CBCL, the Colorado Company's bylaws provide that its shareholders may remove directors of the Colorado Company with or without cause.

Delaware
--------

         Consistent with the DGCL, the Delaware Company's bylaws provide that its stockholders may remove directors of the company with or without cause.

VACANCIES ON THE BOARD OF DIRECTORS

Colorado
--------

         Under  the  CBCL,   because   the   Colorado   Company's   articles  of
incorporation do not provide otherwise, any vacancies on the Board of Directors may be filled either by the remaining directors or the shareholders.

Delaware
--------

         Under the DGCL and the Delaware Company's certificate of incorporation, vacancies on the board of directors of the Delaware Company will be filled by the remaining directors.

SHAREHOLDERS' POWER TO CALL SPECIAL MEETINGS

Colorado
--------

         In accordance with the CBCL, a special meeting of shareholders may be called by (i) the board of directors or the person authorized by the bylaws to call such a meeting (in the case of the Colorado Company, the President or any member of the Board of Directors), or (ii) at the request of holders of not less than 10% of the outstanding shares of the Colorado Company, or if no annual meeting has been held within the earlier six months after fiscal year end, or 15 months after last annual meeting, any shareholder may petition for a court ordered meeting.

Delaware
--------

         Under the DGCL, special stockholder meetings may not be called by stockholders unless authorized by the company's certificate of incorporation or bylaws. Neither the Delaware Company's certificate of incorporation nor its bylaws provide for a special meeting of stockholders to be called by stockholders, and accordingly stockholders will not be able to call special meetings. In Delaware, if an annual meeting has not been held within 13 months of last annual meeting, a shareholder may request the chancery court to summarily order a meeting to be held.

SHAREHOLDER ACTION WITHOUT A MEETING

Colorado
--------

         The Colorado Business Corporation Act provides that (i) any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing and (ii) action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of the Colorado Company, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action. The Colorado Act also allows a corporation to provide, in its Articles, by amendment, or in the initial filing, that action may be taken by the written consent of a majority of the shareholders entitled to vote.

Delaware
--------

         The Delaware General Corporation Law provides that stockholders may take any action permitted at an annual or special meeting of stockholders, by written consent of stockholders having a majority of the voting power.

NOTICE OF SHAREHOLDER MEETINGS

Colorado
--------

         Consistent  with the CBCL, the Colorado  Company's  bylaws require that
(i) if the authorized shares of the Colorado Company are to be increased, at least 30 days' notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned and a new date is announced at the meeting, notice need not be given to record holders as of the new date. In all other cases, shareholders must be given at least 10 days' notice, but not more than 60 days' notice, of shareholder meetings, except 30 days notice must be given if the number of authorized shares is to be increased.

Delaware
--------

         The Delaware laws provide for the same notice requirements as the laws, except that (i) the set notice period for an increase in the authorized shares was eliminated because the DGCL does not require a set notice period; and (ii) the notice in the case of adjournments was changed to provide if it's more than a 30 day adjournment, a new notice had to be given.

NOTICE OF SHAREHOLDER NOMINATIONS FOR DIRECTORS AND BUSINESS TO BE BROUGHT BEFORE MEETINGS

Colorado
--------

         The Colorado Company's articles of incorporation and bylaws do not contain any provisions regarding advance notice of shareholder nominations of directors or notice of business to be brought before meetings of shareholders.

Delaware
--------

         The Delaware Company's bylaws provide that no business may be brought before any meeting of stockholders, including the nomination or election of persons to the board of directors, by a stockholder unless the stockholder satisfies certain advance notice requirements. Advance notice of any such business must generally be provided not less than 90 days nor more than 120 days prior to the date of the meeting, unless public disclosure of the date of the meeting is first made less than 120 days prior to the date of the meeting, in which case notice by the stockholder must be provided not later than the tenth day following the date on which such public disclosure of the date of the meeting was made. A notice must include specified information concerning the business proposed to be conducted, the stockholder making the proposal and, if applicable, the persons nominated to be elected as directors. Any late or deficient nominations or proposals may be rejected by the Delaware Company.

INDEMNIFICATION AND LIMITATION OF LIABILITY OF DIRECTORS, OFFICERS AND OTHER AGENTS

         Delaware and Colorado have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt provisions in its articles or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty in certain cases. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability of directors, officers and other agents.

Colorado
--------

         The Company eliminates the liability of directors to the corporation to the fullest extent permissible under Colorado law. Colorado law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violations of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

         Colorado law generally permits indemnification of director liability, including expenses actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a quorum of the shareholders that the person seeking indemnification acted in good faith and in the case of conduct in an official capacity, in a manner he or she reasonably believed was in the best interests of the corporation or a benefit plan (if acting in a capacity with respect to such a plan). In other cases, the director is entitled to indemnification if his or her conduct was at least not opposed to the corporation's best interests. In a criminal proceeding, the director is entitled to indemnification if he or she had no reasonable cause to believe the conduct was unlawful.

         Without court approval, however, no indemnification is available in any action by or on behalf of the corporation (i.e., a derivative action) in which such person is adjudged liable to the corporation or in any other basis that he or she received an improper personal benefit. Colorado law requires indemnification of director expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

         A director may also apply for and obtain indemnification as ordered by a court under circumstances where the court deems the director is entitled to mandatory indemnification under Colorado law or when, under all the facts and circumstances, it deems it fair and reasonable to award indemnification even though the director has not strictly met the statutory standards. An officer is also entitled to apply for and receive court awarded indemnification to the same extent as a director.

         A corporation cannot indemnify its directors by any means (other than under a third party insurance contract) if to do so would be inconsistent with the limitations on indemnification set forth in the CBCA.

         A Colorado corporation may indemnify officers, employees, fiduciaries and agents to the same extent as directors, and may indemnify those persons to a greater extent than is available to directors if to do so does not violate public policy and is provided for in a bylaw, a general or specific action of the board of directors or shareholders or in a contract.

Delaware
--------

         The Company also eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of or otherwise relieve its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

         Delaware law generally permits indemnification of expenses, including attorney's fees, actually and or reasonably incurred in the defense or settlement of a third-party action, provided there is a determination by a derivative or majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

         Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. In contrast to Colorado law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. A court may impose limitations on indemnification, however, based on principles of public policy.

         Delaware law provides that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Both Colorado and Delaware law require indemnification when a director or officer has successfully defended an action on the merits or otherwise.

         Expenses incurred by an officer or director in defending an action may be paid in advance under Colorado and Delaware law if the director or officer undertakes to repay the advances if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

INSPECTION OF SHAREHOLDER LIST

         Both Delaware and Colorado law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interests as a shareholder.

CONSIDERATION FOR ISSUANCE OF SHARES

Colorado
--------

         Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

         Shares may not be issued for consideration consisting of a promissory note of the subscriber or an affiliate of the subscriber unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note. The note must reflect a promise to pay independent of the collateral and cannot be a "nonrecourse" note.

         Shares with a par value may be issued for consideration less than such par value.

Delaware
--------

         Shares may be issued for consideration consisting of tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed and other securities of the corporation.

         In the absence of "actual fraud," in the transaction, the judgment of the board as to the value of the consideration shall be conclusive.

         No provisions restrict the ability of the board to authorize the issuance of stock for a promissory note of any type, including an unsecured or nonrecourse note or a note secured only by the shares. Shares with par value cannot be issued for consideration with a value that is less than the par value. Shares without par value can be issued for any consideration determined to be valid by the board.

DIVIDENDS AND REPURCHASE OF SHARES

Colorado
--------

         Colorado law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. Colorado law permits a corporation to declare and pay cash or in-kind property dividends or to repurchase shares unless, after giving effect to the transaction: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Delaware
--------

         The concepts of par value, capital and surplus are retained under Delaware law. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

         To date, CONCORD-COL has not paid any cash dividends.

Shareholder Voting on Mergers and Certain Other Transactions

         Both Delaware and Colorado law generally require that a majority of the shareholders of both acquiring and target corporations approve mergers, except for certain instances of parent/subsidiary mergers.

Colorado
--------

         Colorado law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporations outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized, unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

         Unless one of these exceptions are available, Colorado law requires that a majority of the shareholders of both acquiring and target corporations approve mergers, except for certain parent/subsidiary mergers.

Delaware
--------

         Delaware law contains a similar exception to its voting requirements for reorganizations where shareholders of the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 80 percent of the voting power of the surviving or acquiring corporation or its parent entity.

         Both Delaware law and Colorado law also require that a sale of all or substantially all of the assets of a corporation otherwise than in the ordinary course of business be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

         Both Colorado and Delaware law generally do not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares or where the designation of the class of securities includes such a right.

STOCKHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS UNDER DELAWARE LAW

         In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

         Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

         For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation of a direct or indirect majority-owned subsidiary equal in aggregate market value of ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         (i) Prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder;

         (ii) Upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

         (iii) On or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent of the outstanding voting stock not owned by the interested stockholder.

         Section 203 only applies to certain publicly held corporations that have a class of voting stock that is

         (i) Listed on a national securities exchange;

         (ii) Quoted on an interdealer quotation system of a registered national securities association; or

         (iii) Held of record by more than 2,000 stockholders.

         Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, CONCORD-DEL does not intend to so elect.

         Section 203 will encourage any potential acquirer to negotiate with the Company's Board of Directors. Shareholders should note, however, that the application of Section 203 to CONCORD-DEL will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for CONCORD-DEL's shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

INTERESTED DIRECTOR TRANSACTIONS

         Under both Delaware and Colorado law, contracts or transactions in which one or more of a corporation's directors has an interest are generally not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Delaware and Colorado law. To authorize or ratify the transaction, under Colorado law (a) either the shareholders or the disinterested members of the board of directors must approve any such contract or transaction in good faith after full disclosure of the material facts, or (b) the contract or transaction must have been fair as to the corporation. The same requirements apply under Delaware law, except that the fairness requirement is tested as of the time the transaction is authorized, ratified or approved by the board, the shareholders or a committee of the board. If board approval is sought, the contract or transaction must be approved by a majority vote of the disinterested directors (though less than a majority of a quorum), except that interested directors may be counted for purposes of establishing a quorum.

LOANS TO DIRECTORS AND OFFICERS

Note: The Sarbanes Oxley Act effectively prohibited loans to officers and directors of Companies.

Colorado
--------

         The board of directors cannot make a loan to a director or officer (or any entity in which such person has an interest), or guaranty any obligation of such person or entity, until at least ten days after notice has been given to the shareholders who would be entitled to vote on the transaction if it were being submitted for shareholder approval.

Delaware
--------

         The board of directors may make loans to, or guaranties for, directors and officers on such terms as they deem appropriate whenever, in the board's judgment, the loan can be expected to reasonably benefit the corporation.

SHAREHOLDER DERIVATIVE SUITS

         Under both Delaware and Colorado law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law.

Colorado
--------

         Provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.

Delaware
--------

         Delaware does not have a similar bonding requirement.

APPRAISAL/DISSENTERS' RIGHTS

         Under both Delaware and Colorado law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal/dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under both Delaware and Colorado law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

Colorado
--------

         Dissenters' rights are not available to shareholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger or share exchange under certain provisions of Colorado law.

         Dissenters' rights are not available to shareholders of a Colorado corporation with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Colorado law.

Delaware
--------

         Appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations, or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

DISSOLUTION

Colorado
--------

         If the board of directors initially approves the dissolution, it may be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Colorado law allows a Colorado corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. Under Colorado law, shareholders may only initiate dissolution by way of a judicial proceeding.

Delaware
--------

         Unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the board of directors initially approves the dissolution may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. CONCORD-DEL's Certificate of incorporation contains no such supermajority requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of CONCORD-DEL that had previously been approved by its Board of Directors.

AMENDMENT TO THE ARTICLES (CERTIFICATE) OF INCORPORATION

Colorado
--------

         Pursuant to the CBCL, amendments to the Colorado Company's Articles of Incorporation, as amended, must be submitted to a shareholder vote if proposed either by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors need not recommend the amendment to the shareholders if the amendment is proposed by the shareholders or if the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation with respect to the amendment. Among other consequences, this aspect of the CBCL may limit the effectiveness of any anti-takeover provisions contained in a corporation's articles of incorporation. The Colorado Company's articles of incorporation, as amended, do not impose any supermajority voting requirements upon proposed amendments to the articles.

Delaware

         Under the DGCL, a proposed amendment to a corporation's certificate of incorporation may not be submitted to a vote of stockholders without the approval of the board of directors. To the extent the Delaware Company's certificate of incorporation includes provisions that would make a hostile takeover of the Delaware Company more difficult, this aspect of the DGCL would prevent those provisions from being amended or removed without the consent of the board of directors of the Delaware Company, and may therefore have anti-takeover effects.

AMENDMENT TO THE BYLAWS

Colorado
--------

         Under the Colorado Company's bylaws, the board of directors may amend or repeal the bylaws unless, as to any particular bylaw adopted, amended or repealed by the shareholders, the shareholders have previously provided expressly that the board of directors may not amend or repeal such bylaw. The Colorado Company's shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

Delaware
--------

         The bylaws of the Delaware Company provide that the board of directors of the Delaware Company may amend or repeal the bylaws of the Delaware Company at any meeting by a majority of the directors present at a meeting at which a quorum is present. The Delaware Company's stockholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

BUSINESS COMBINATION STATUTE

Colorado
--------

         The CBCL does not contain any business combination provisions.

Delaware
--------

         Section 203 of the DGCL provides for a three-year moratorium on certain business combination transactions with "interested stockholders" (generally, persons who beneficially own 15% or more of the corporation's outstanding voting stock). The Delaware Company has opted out of Section 203 of the DGCL in the Delaware Company's certificate of incorporation.

EXAMINATION OF BOOKS AND RECORDS

Colorado
--------

         Under the CBCL and the Colorado Company's bylaws, any record or beneficial shareholder of the Colorado Company may, upon five days' written demand, inspect certain records, including shareholder proposals, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days' written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Colorado Company, if the shareholder either (i) has been a shareholder for at least three months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person's interests as a shareholder.

Delaware
--------

         Under the DGCL, the inspection rights of the stockholders of the Delaware Company are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if the Delaware Company refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

RIGHTS OF THE COLORADO COMPANY'S DISSENTING STOCKHOLDERS

         If the Merger is approved by the Colorado Company's stockholders, a stockholder of the Colorado Company objecting to its terms may seek relief under Sections 101 to 302 of Chapter 113 of Title 7 of the CBCL. An outline of those sections follows and is qualified by reference to the full text of those sections attached hereto as Appendix D. Failure to comply with the applicable requirements of the CBCL may result in a termination or waiver of the rights of the dissenting stockholder.

1. A stockholder claiming dissenter's rights under Section 102 or 103 in connection with the Merger must be a record or beneficial owner of stock of the Colorado Company on the record date set for determining the stockholders entitled to vote on the Merger. A dissenting beneficial owner who is not a record owner of stock (for example, the owner of shares held in "street name" by a broker) must assert his dissenter's rights in coordination with and in the name of the record holder.

2. If the dissenting stockholder claims dissenter's rights in connection with the Merger, he must not have voted any of the shares he owns "For" the Merger. Failing to vote or abstaining from voting does not waive the dissenting stockholder's rights. A proxy card returned to the Colorado Company signed, but not marked to specify voting instructions, will be voted "For" the Merger and will be deemed a waiver of the dissenter's rights.

3. The dissenting stockholder must deliver to the Colorado Company, before the vote is taken, and may do so by delivering to the Colorado Company addressed to the Corporate Secretary, a written demand for payment to him of the fair value of his shares, stating his address, the number of shares as to which he seeks to assert his rights, and the amount claimed as the fair value of such shares. Voting against the Merger does not constitute a written demand.

4. If the Merger is authorized at the meeting and the Merger is effected, the Delaware Company, as the surviving company in the Merger, must deliver to the dissenting stockholder no later than 10 days after the Merger is effected a notice stating: (i) where demand for payment must be sent and the stockholders' stock certificates must be deposited, and (ii) supply a form for demanding payment that includes the dates of the first announcement to the media or stockholders of the terms of the Merger.

5. A dissenter who receives such notice must demand payment, certify that he acquired beneficial ownership before the date required to be set forth in the dissenter's notice of certification and deposit his share certificates. A dissenter waives his right to demand payment unless he notifies the Delaware Company, as surviving corporation in the Merger, of his demand in writing within 30 days after the corporation made or offered payment for his shares. The Delaware Company, as the surviving corporation in the Merger, may restrict the transfer of shares not represented by a certificate from the date the demand for payment is received

6. If the Delaware Company and the stockholder do not agree on the fair value of the shares, the Delaware Company must, within 60 days after receiving demand for payment petition the district court in Denver County, Colorado, to determine the fair value of the share and accrued interest or pay the dissenter the amount demanded. Interest on the fair value as well as costs of the proceedings, including reasonable compensation to any appraiser appointed by the court, are to be determined and apportioned as the court considers equitable.

7. If the right to receive the fair value is terminated other than by the purchase by the Delaware Company of the dissenting stockholder's shares, then, at the time of termination, all rights will be restored and any distributions which would have been made with respect to the shares will be made to the record owner or the shares at the time of termination.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REDOMICILE.

Proposal #3:  REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

         We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each three shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be when the Board decides to effectuate the split within one year after date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share.

         We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

         We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tent to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

         Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our company will be reduced by the factor of the reverse, i.e. up to one for one hundred shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Colorado law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our company could effectively be changed by issuances of shares without shareholder approval.

         As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

         While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently very remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet
NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

         Once the reverse split has occurred, the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

Future Dilutive Transactions

         It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

         The issuance of additional shares in future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

         1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now, to as little, after the reverse split, as .3% upon completion of the reverse if new shares are thereafter issued.

         2. Control of the Company by stockholders may change due to new issuances.

         3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

         4. Business plans and operations may change.

         5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

         In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

         It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

            TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR ONE HUNDRED




       Shares Pre-Reverse                                 Shares Post-Reverse
----------------------------------------- --------------------------------------

              100                                                 33

              200                                                 67

              300                                                 100

              400                                                 134

              500                                                 167

             1,000                                                334

             2,000                                                667

             3,000                                               1000

             4,000                                               1334

             5,000                                               1667

             10,000                                              3334

             20,000                                              6667

             50,000                                             16,667

            100,000                                             33,334

         There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

         Dissenting shareholders have no appraisal rights under Colorado law, or Delaware law if the concurrently proposed redomicile is completed, or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

         Fractional Shares. Fractional shares will be rounded up to the next whole share.

         The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

Proposal 4: AMENDMENT TO ARTICLES OF INCORPORATION NAME CHANGE

         We are asking shareholders to authorize a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

         We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to adopt a name which maybe related to a new business attempt, in which the company may engage.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.


Proposal 5: APPOINTMENT OF LARRY O'DONNELL, CPA, P.C.

         Larry O'Donnell, CPA, P.C., Independent Public Accountants, of Aurora, Colorado have been appointed as the Certifying Accountants for the period through fiscal year 2008 and shareholders are asked to ratify such appointment. Ratification of the appointment of Larry

O'Donnell, CPA, P.C., as the Company's independent public accountants for the fiscal year ending December 31, 2008 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Larry O'Donnell, CPA, P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Larry O'Donnell, CPA, P.C. are not expected to be present at the Annual Meeting and will not make statements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.


                         FINANCIAL AND OTHER INFORMATION

         Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-KSB for the period ended December 31, 2006 (as filed with the Securities and Exchange Commission on February 1, 2008), which is incorporated herein by reference. A Copy of such report is included in this mailing. If you do not receive a copy of such report, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Office of the President, Concord Ventures, Inc., 2460 W. 26th Ave., Suite 380-C, Denver, CO 80211.

                                  OTHER MATTERS

         The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

Dated: _________________, 2008           CONCORD VENTURES, INC.

                                         By the order of the Board of Directors


                                         -----------------------------------
                                         David Cutler, President, CEO, CFO and
                                         Director

                                     BALLOT

              -----------------------------------------------------


                             CONCORD VENTURES, INC.
                         2460 W. 26th Ave., Suite 380-C
                                Denver, CO 80211
                                 (303) 380-8280

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints David Cutler proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Concord Ventures, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on __________________, 2008, at 10:00 a.m., at 7609 Ralston Road, Arvada, CO 80002,
and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

         1. To elect three (3) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

         Nominees: David Cutler, Wesley Whiting, and Redgie Green

         [_] FOR: nominees listed above (except as marked to the contrary below).

         [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

------------------------------------------------------

         2. To consider and act upon a proposal to authorize the Company to re-incorporate in the
State of Delaware.

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN

         3. To authorize a reverse split of the common stock issued and out-standing on a one new share for three old shares basis.

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN

         4. To authorize a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors (requires an amendment to the Articles of Incorporation).

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN

         5. To ratify the appointment of our auditors, Larry O'Donnell, CPA, PC.

         [_] FOR                   [_] AGAINST                      [_] ABSTAIN


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


Number of shares owned ________________



-------------------------------------        -----------------------------------
Signature of Stockholder                     Signature if held jointly

Printed name: _______________________        Printed name: _____________________

Address: ____________________________

         ----------------------------

                                             Dated: ______________________, 2008

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.